UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04537

Liberty All-Star Growth Fund, Inc.
 (exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: December 31

Date of reporting period: January 1, 2017 – June 30, 2017

Item 1.  Reports to Stockholders.

LIBERTY ALL-STAR® GROWTH FUND

Semi-Annual Report | June 30, 2017

ASG

Contents
1	President’s Letter
4	Table of Distributions and Rights Offerings
5	Top 20 Holdings and Economic Sectors
6	Major Stock Changes in the Quarter
7	Investment Managers/Portfolio Characteristics
8	Manager Interview
11	Schedule of Investments
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statements of Changes in Net Assets
22	Financial Highlights
24	Notes to Financial Statements
33	Board Consideration of the New Portfolio Management Agreement
35	Description of Lipper Benchmark and Market Indices
Inside Back Cover: Fund Information

A SINGLE INVESTMENT...
A DIVERSIFIED GROWTH PORTFOLIO

A single fund that offers:

•	A diversified, multi-managed portfolio of small, mid- and large cap growth stocks
•	Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic
•	Access to institutional quality investment managers
•	Objective and ongoing manager evaluation
•	Active portfolio rebalancing
•	A quarterly fixed distribution policy
•	Actively managed, exchange-traded closed-end fund listed on the New York Stock Exchange (ticker symbol: ASG)

LIBERTY ALL-STAR® GROWTH FUND, INC.

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	July 2017

Stocks continued to gain ground in the second quarter, as positive economic news outweighed concerns that the protracted bull market may justify investors thinking about “tapping the brakes.” On balance, however, strong employment data, good corporate earnings reports and positive consumer sentiment outweighed mediocre GDP growth, continued weakness in energy markets and another bump in short-term interest rates by the Federal Reserve.

For the second quarter, the S&P 500® Index returned 3.09 percent, the widely-followed Dow Jones Industrial Average (DJIA) gained 3.95 percent and the technology-focused NASDAQ Composite Index advanced 4.16 percent. While none produced returns as strong as those of the first quarter, they nevertheless cemented a rewarding half-year for investors. For the first six months, the S&P 500 returned 9.34 percent, the DJIA returned 9.35 percent and the NASDAQ Composite returned 14.71 percent.

Growth style stocks continued to strongly outperform their value counterparts across all capitalization ranges for the quarter and the half. Among key growth benchmarks in the second quarter, the broad market Russell 3000® Growth Index returned 4.65 percent. Among market capitalization indices for the second quarter, the Russell 1000® Growth Index (large cap) returned 4.67 percent while the Russell Midcap® Growth Index returned 4.21 percent. Small cap stocks, as represented by the Russell 2000® Growth Index, returned 4.39 percent.

Pushed and pulled by countervailing forces, stocks in the second quarter eased off slightly from the very positive momentum they gathered in the wake of the presidential election and strong first quarter. In April, it was reported that GDP rose at a meager 0.7 percent annual pace in the first three months of the year, down from 2.1 percent and 3.5 percent in the second half of 2016. While the rate was later revised to an increase of 1.4 percent, it continued the trend over recent years of weak first quarter GDP growth. In May, President Trump’s dismissal of FBI Director James Comey roiled markets, with the DJIA experiencing its worst day in eight months (May 17, a decline of 372.82 points). In a widely-anticipated move in mid-June, the Federal Reserve increased the fed funds rate by 25 basis points, taking it to 1.25 percent, and hinted that it may begin shrinking its $4.5 trillion portfolio later this year—both actions potentially having the effect of putting upward pressure on interest rates. In latter June energy stocks were impacted as oil tumbled to its lowest price since mid-November. In addition, a sell-off hit the technology sector, which some investors viewed as overvalued after a protracted run-up.

Whatever negative factors emerged to temper market momentum during the second quarter were more than offset by positive news. None was stronger than the U.S. employment picture, as job gains continued throughout the period. In April, the unemployment rate fell to its lowest level in nearly a decade, only to fall further, to 4.3 percent, in May. (In early July, after the quarter ended, the June employment report showed a monthly increase of 222,000 jobs.) Corporate earnings reports were another source of positive sentiment, as many reports exceeded analysts’ expectations. While geopolitical tensions—mainly North Korea’s missile launches—were the source of some concern, the election of Emmanuel Macron as president of France was welcomed as a stabilizing influence on the continent. While the lower oil price hurt energy companies, it helped consumers to spend less to fuel their vehicles and heat their homes. Household finances in general continued to improve amid the strong labor market and gradually rising wages. These factors helped buoy consumer sentiment, as it rose to its highest level in 13 years, according to The Wall Street Journal.

Semi-Annual Report (Unaudited) | June 30, 2017	1

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Liberty All-Star® Growth Fund
Liberty All‐Star® Growth Fund outperformed all relevant benchmarks and indices for both the second quarter and the first six months of the year. For the quarter, the Fund returned 7.30 percent with shares valued at net asset value (NAV) with dividends reinvested and 10.66 percent with shares valued at market price with dividends reinvested. For the full first half, the Fund returned 16.96 percent with shares valued at NAV with dividends reinvested and 22.82 percent with shares valued at market price with dividends reinvested. By comparison, the Lipper Multi‐Cap Growth Mutual Fund Average returned 4.99 percent for the quarter and 14.24 percent for the first half; the Fund’s return ranked it in the top 10 percent of funds in the Lipper universe for the quarter and the top 25 percent for the first six months. The Fund also outperformed the S&P 500®, the DJIA and the NASDAQ Composite for both periods.

Fund shares valued at market price were helped in the second quarter by a continued narrowing of the discount at which Fund shares trade relative to NAV; during the period, Fund shares traded in a discount range of ‐8.0 percent to ‐10.8 percent relative to their underlying NAV.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.10 to shareholders during the quarter, bringing the total distributed to shareholders since 1997, when the distribution policy commenced, to $13.21 per share. The Fund’s distribution policy is a major component of the Fund's total return, and we continue to emphasize that shareholders should include these distributions when determining the return on their investment in the Fund.

As is customary in our semi‐annual reports, this report includes a brief question‐and‐answer interview with one of the Fund’s three growth style managers, Matt Weatherbie, President, Chief Executive Officer and Co‐Chief Investment Officer of Weatherbie Capital, LLC. We urge shareholders to read the interview for insights into this small‐cap growth style manager’s investment focus as well as thoughts about the current market environment.

We continue to be gratified with the Fund’s performance, particularly in the second quarter when its market price return was more than twice that of its Lipper benchmark. Rewarding, as well, is the Fund’s performance for longer time periods, as it exceeds its Lipper Multi‐Cap Growth benchmark for the trailing one‐, three‐, five‐ and 10‐year periods. As is always true, past performance is no guarantee of future results. We will, however, assure shareholders that we will continue to focus on those things we can control—ongoing dedication to the Fund’s philosophy, strategy and objectives and hiring and monitoring institutional‐quality investment managers to provide shareholders with a high‐quality, multi‐cap growth holding for the long term.

Sincerely,

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All‐Star® Growth Fund, Inc.

The views expressed in the President’s letter and the Manager Interview reflect the views of the President and Manager as of July 2017 and may not reflect their views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Fund Statistics (Periods ended June 30, 2017)
Net Asset Value (NAV)	$5.38
Market Price	$4.92
Discount	‐8.6%

	Quarter	Year-to-Date
Distributions*	$0.10	$0.20
Market Price Trading Range	$4.50 to $5.04	$4.17 to $5.04
Premium/(Discount) Range	‐8.0% to ‐10.8%	‐8.0% to ‐13.3%
Performance (Periods ended June 30, 2017)
Shares Valued at NAV with Dividends Reinvested	7.30%	16.96%
Shares Valued at Market Price with Dividends Reinvested	10.66%	22.82%
Dow Jones Industrial Average	3.95%	9.35%
Lipper Multi‐Cap Growth Mutual Fund Average	4.99%	14.24%
NASDAQ Composite Index	4.16%	14.71%
Russell Growth Benchmark	4.48%	12.09%
S&P 500® Index	3.09%	9.34%

*
Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Pursuant to Section 852 of the Internal Revenue Code, the taxability of these distributions will be reported on Form 1099-DIV for 2017.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Multi-Cap Growth Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index, the Russell Growth Benchmark and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 35.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Semi-Annual Report (Unaudited) | June 30, 2017	3

Liberty All-Star® Growth Fund	Table of Distributions & Rights Offerings

(Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8[1]	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009[2]	0.24
2010	0.25
2011	0.27
2012	0.27
2013	0.31
2014	0.33
2015[3]	0.77
2016	0.36
2017
1st Quarter	0.10
2nd Quarter	0.10
Total	$13.21

[1]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[2]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long‐term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099‐DIV forms after the end of the year. If the Fund’s ordinary dividends and long‐term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	Top 20 Holdings & Economic Sectors

June 30, 2017 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
IPG Photonics Corp.	2.06%
Middleby Corp.	1.89
J.B. Hunt Transport Services, Inc.	1.81
Stamps.com, Inc.	1.74
FirstService Corp.	1.69
Signature Bank	1.62
NIKE, Inc., Class B	1.54
Core Laboratories NV	1.47
Wayfair, Inc.	1.41
Insulet Corp.	1.40
Amazon.com, Inc.	1.39
Ecolab, Inc.	1.32
Facebook, Inc., Class A	1.32
Visa, Inc., Class A	1.32
Alphabet, Inc., Class C	1.30
Portola Pharmaceuticals, Inc.	1.30
Salesforce.com, Inc.	1.28
Mondelez International, Inc., Class A	1.27
FleetCor Technologies, Inc.	1.26
MACOM Technology Solutions Holdings, Inc.	1.25
29.64%

Economic Sectors*	Percent of Net Assets
Information Technology	31.41%
Consumer Discretionary	18.32
Health Care	15.59
Industrials	14.36
Financials	6.20
Real Estate	3.48
Materials	2.98
Energy	2.40
Consumer Staples	2.33
Other Net Assets	2.93
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

Semi-Annual Report (Unaudited) | June 30, 2017	5

Liberty All-Star® Growth Fund	Major Stock Changes in the Quarter

(Unaudited)

The following are the major ($600,000) stock changes ‐ both purchases and sales ‐ that were made in the Fund’s portfolio during the second quarter of 2017.

	SHARES
Security Name	Purchases (Sales)	Held as of 6/30/17
Purchases
ACADIA Pharmaceuticals, Inc.	21,356	39,586
Autodesk, Inc.	13,842	13,842
Avery Dennison Corp.	14,000	14,000
Chegg, Inc.	119,995	119,995
J.B. Hunt Transport Services, Inc.	16,420	28,420
PVH Corp.	5,329	5,329
Schlumberger, Ltd.	10,172	20,162
WABCO Holdings, Inc.	9,500	9,500
Sales
Apple, Inc.	(13,674)	0
Colgate‐Palmolive Co.	(18,832)	0
GTT Communications, Inc.	(28,760)	34,008
The Hain Celestial Group, Inc.	(20,000)	0
Nord Anglia Education, Inc.	(22,830)	0
PAREXEL International Corp.	(16,500)	0
Paylocity Holding Corp.	(15,252)	35,801
Robert Half International, Inc.	(24,000)	0
Wayfair, Inc., Class A	(12,833)	26,330
Whole Foods Market, Inc.	(29,096)	11,293

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Investment Managers/ Portfolio Characteristics

(Unaudited)

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Directors) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi‐managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 35 for a description of these indices.

PORTFOLIO CHARACTERISTICS As of June 30, 2017 (Unaudited)

				Market Capitalization Spectrum
	RUSSELL GROWTH			Small Large
	SMALLCAP INDEX	MIDCAP INDEX	LARGECAP INDEX	WEATHERBIE	CONGRESS	SUSTAINABLE	TOTAL FUND
Number of Holdings	1,171	426	557	50	39	29	113*
Weighted Average Market Capitalization (billions)	$2.2	$13.6	$185.5	$3.1	$8.5	$110.8	$40.7
Average Five‐Year Earnings Per Share Growth	14%	13%	13%	17%	15%	12%	14%
Average Five‐Year Sales Per Share Growth	10%	9%	10%	12%	9%	12%	11%
Price/Earnings Ratio**	26x	27x	25x	31x	25x	35x	30x
Price/Book Value Ratio	4.1x	5.5x	6.3x	5.4x	4.9x	5.9x	5.4x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

Semi-Annual Report (Unaudited) | June 30, 2017	7

Liberty All-Star® Growth Fund	Manager Interview

(Unaudited)

Matthew A. Weatherbie, CFA President, Chief Executive Officer and Co‐Chief Investment Officer Weatherbie Capital, LLC

WEATHERBIE CAPITAL SEEKS TO DO ONE THING – INVEST IN SMALLER GROWTH STOCKS – AND DO IT VERY WELL

Weatherbie Capital is the Fund’s small cap growth manager. The firm focuses on high quality companies that demonstrate superior earnings growth prospects, yet are reasonably priced relative to their intrinsic value. Weatherbie seeks to provide superior returns relative to small capitalization growth indices over a full market cycle. We recently had the opportunity to speak with the firm’s president, chief executive officer and co‐chief investment officer, Matt Weatherbie. The Fund’s Investment Advisor, ALPS Advisors, Inc., conducted the interview.

It has been a while since we’ve done a one‐on‐one, so let’s review the basics of Weatherbie Capital’s investment philosophy and process, particularly focusing on your quality orientation and bottom‐up approach.

Across the more than 20‐year history of the firm, Weatherbie Capital has always focused on one core competency—smaller cap growth investing. We specialize in smaller cap growth and put 100 percent of our energy into it.

Our research process seeks to identify approximately 50 of the best smaller growth companies in America—what we refer to as “the Weatherbie 50.” These companies are found by our fundamental research team, which evaluates investments across all sectors—but with a particular focus on quality growth companies in more mundane industries. These “diversified business services” companies will have the common characteristics of repeatable growth metrics, excellent management teams, and a product or products, or a service or services, with significant, enduring advantages over their competition.

Our investment process is built around a team‐based approach. Portfolio managers Josh Bennett, George Dai and I each select from the Weatherbie 50 what we believe are the very best ideas. Each weights these and independently builds what we believe is the best possible diversified portfolio. The three portfolios are then “rolled‐up” to create the final portfolio. Team‐based portfolio management has been in place at the firm for many years and we believe it is a key advantage to our investment process.

“Our research process seeks to identify approximately 50 of the best smaller growth companies in America – what we refer to as the ‘Weatherbie 50.’”

8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Manager Interview

(Unaudited)

Weatherbie Capital was acquired recently by Alger Associates. Do you anticipate any material changes to Weatherbie Capital as a result? What is the benefit to the firm (and, by implication, to investors)?

The March 1, 2017, acquisition of Weatherbie Capital by Alger Associates is a very positive development for Weatherbie. With that said, there will be no changes to the investment process. The time‐tested philosophy and process that has been in place since Weatherbie Capital was founded in 1995 will remain in place. The portfolio management team of Weatherbie, Dai and Bennett will continue as portfolio managers.

“Our portfolio companies, with their strong products and services, continue to report positive overall results.”

There are multiple benefits to Weatherbie and our clients from combining our firm with Alger. First, Weatherbie Capital has assumed portfolio management responsibilities for two Alger strategies. This brings incremental assets into several Weatherbie growth strategies and brings total firm assets to more than $1 billion. Second, Weatherbie Capital becomes part of a well‐capitalized and stable investment firm with over $20 billion in assets under management. Finally, Weatherbie Capital will benefit from Alger’s larger operational, compliance and distribution infrastructure.

After a strong 2016, small‐cap stocks have been mixed thus far in 2017. Small‐cap value stocks (i.e., Russell 2000® Value) have lagged, while small‐cap growth stocks (Russell 2000® Growth)—which are Weatherbie’s focus—have outperformed. To what do you attribute this?

Weatherbie Capital is a fundamental, bottom‐up, research‐driven firm, not a macroeconomic firm. With that said, we would answer this question with the following three points. To begin, the current economic expansion is eight years old and at present we see no indication of it ending, or at least not growing so strongly that the Federal Reserve Bank will feel compelled to make a major move higher with interest rates. Next, our portfolio companies, with their strong products and services, continue to report positive overall results. In the most recent earnings period, over 90 percent of the companies in the portion of the Liberty All‐Star® Growth Fund that we manage met or beat our internal, proprietary earnings estimates. This is even higher than what we typically see and suggests that business is healthy across the diversified sectors of our portfolio. A final factor: The average price‐to‐earnings (P/E) ratio of the portfolio at March 31, 2017, stood at 25.2 times according to data provider FactSet. This valuation, while slightly higher than the Russell 2000® Growth benchmark, is still in line with historic averages and, we believe, is well justified by significantly higher expected three‐ to five‐year earnings growth, according to FactSet data.

What are two stocks currently in the portion of the Liberty All‐Star Growth Fund that you manage that exemplify the Weatherbie approach to investing? Please name a longtime holding and a recent addition.

Middleby Corporation is an example of a longtime holding with all the characteristics mentioned above: repeatable growth metrics, excellent management team and products with significant, enduring advantage over their competition. Middleby is an industrial technology company with  leading brands focused on cooking technology for use in commercial applications such as restaurants, hotels and prepared foods, as well as residential applications under the Viking, AGA and Rangemaster brands. While Middleby’s earnings beat analyst expectations in the first quarter, as they have the last four quarters, the stock was pressured as the market reacted negatively to organic growth that was a little softer than expectations; despite that, the stock has performed extremely well over the long term.

Semi-Annual Report (Unaudited) | June 30, 2017	9

Liberty All-Star® Growth Fund	Manager Interview

(Unaudited)

Everbridge is a good example of a recent addition to the portfolio. Everbridge is a “software as a service” (SaaS) company that provides critical communications and enterprise safety applications that enable customers to automate and accelerate the process of keeping people safe and businesses running during critical events. Examples of critical events would include severe weather conditions, IT outages, cyber incidents or even terrorist attacks. Everbridge has many of the characteristics of a “Weatherbie” stock: a business services provider with a recurring revenue business model and a solution that is industry‐leading. Given its dominance in the enterprise safety space, we expect Everbridge to have a long growth cycle ahead.

Many thanks for an interesting and informative interview.

10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2017 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (97.07%)
CONSUMER DISCRETIONARY (18.32%)
Auto Components (1.04%)
Dorman Products, Inc.(a)	18,000	$1,489,860

Distributors (0.82%)
Pool Corp.	10,000	1,175,700

Diversified Consumer Services (1.03%)
Chegg, Inc.(a)(b)	119,995	1,474,738

Hotels, Restaurants & Leisure (3.82%)
Chipotle Mexican Grill, Inc.(a)(b)	3,503	1,457,598
Chuy's Holdings, Inc.(a)	15,766	368,924
Planet Fitness, Inc., Class A	43,523	1,015,827
Starbucks Corp.	27,866	1,624,867
Texas Roadhouse, Inc.	20,000	1,019,000
		5,486,216
Household Durables (0.23%)
GoPro, Inc., Class A(a)(b)	41,760	339,509

Internet & Direct Marketing Retail (3.99%)
Amazon.com, Inc.(a)	2,057	1,991,176
The Priceline Group, Inc.(a)	916	1,713,396
Wayfair, Inc., Class A(a)	26,330	2,024,251
		5,728,823
Leisure Products (0.85%)
Hasbro, Inc.	11,000	1,226,610

Media (0.71%)
Scripps Networks Interactive, Inc., Class A	15,000	1,024,650

Multiline Retail (0.69%)
Ollie's Bargain Outlet Holdings, Inc.(a)	23,451	999,012

Specialty Retail (1.93%)
Foot Locker, Inc.	15,000	739,200
Francesca's Holdings Corp.(a)	36,164	395,634
Lowe's Companies., Inc.	21,139	1,638,907
		2,773,741
Textiles, Apparel & Luxury Goods (3.21%)
Canada Goose Holdings, Inc.(a)(b)	36,175	714,456
Carter's, Inc.	12,000	1,067,400

See Notes to Schedule of Investments and Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2017	11

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2017 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (continued)
NIKE, Inc., Class B	37,577	$2,217,043
PVH Corp.	5,329	610,171
		4,609,070
CONSUMER STAPLES (2.33%)
Food & Staples Retailing (0.33%)
Whole Foods Market, Inc.	11,293	475,548

Food Products (1.27%)
Mondelez International, Inc., Class A	42,243	1,824,475

Household Products (0.73%)
Church & Dwight Co., Inc.	20,000	1,037,600

ENERGY (2.40%)
Energy Equipment & Services (2.40%)
Core Laboratories NV	20,922	2,118,771
Schlumberger Ltd.	20,162	1,327,466
		3,446,237
FINANCIALS (6.20%)
Banks (2.18%)
Independent Bank Group, Inc.	13,457	800,691
Signature Bank(a)	16,250	2,332,363
		3,133,054
Capital Markets (3.19%)
FactSet Research Systems, Inc.	6,500	1,080,170
Financial Engines, Inc.	4,407	161,297
Raymond James Financial, Inc.	18,500	1,484,070
State Street Corp.	17,066	1,531,332
Virtus Investment Partners, Inc.	2,920	323,974
		4,580,843
Thrifts & Mortgage Finance (0.83%)
BofI Holding, Inc.(a)(b)	50,464	1,197,006

HEALTH CARE (15.59%)
Biotechnology (4.41%)
ACADIA Pharmaceuticals, Inc.(a)	39,586	1,104,053
Portola Pharmaceuticals, Inc.(a)	33,164	1,862,822
Puma Biotechnology, Inc.(a)	10,173	889,120
Regeneron Pharmaceuticals, Inc.(a)	3,336	1,638,443
Ultragenyx Pharmaceutical, Inc.(a)	13,517	839,541
		6,333,979

See Notes to Schedule of Investments and Financial Statements.

12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2017 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Health Care Equipment & Supplies (3.32%)
The Cooper Cos., Inc.	6,000	$1,436,520
Insulet Corp.(a)	39,083	2,005,349
ResMed, Inc.	17,000	1,323,790
		4,765,659
Health Care Providers & Services (2.78%)
Diplomat Pharmacy, Inc.(a)(b)	31,111	460,443
Henry Schein, Inc.(a)	6,500	1,189,630
UnitedHealth Group, Inc.	8,404	1,558,270
US Physical Therapy, Inc.	13,033	787,193
		3,995,536
Health Care Technology (1.97%)
Cerner Corp.(a)	26,482	1,760,259
Cotiviti Holdings, Inc.(a)	28,868	1,072,157
		2,832,416
Life Sciences Tools & Services (1.85%)
Cambrex Corp.(a)	20,000	1,195,000
Mettler‐Toledo International, Inc.(a)	2,500	1,471,350
		2,666,350
Pharmaceuticals (1.26%)
Aerie Pharmaceuticals, Inc.(a)	6,086	319,819
Novo Nordisk AS(c)	34,682	1,487,511
		1,807,330
INDUSTRIALS (14.36%)
Aerospace & Defense (0.87%)
HEICO Corp.	17,404	1,250,303

Air Freight & Logistics (1.01%)
XPO Logistics, Inc.(a)	22,511	1,454,886

Building Products (1.72%)
Lennox International, Inc.	7,000	1,285,480
Masco Corp.	31,000	1,184,510
		2,469,990
Commercial Services & Supplies (0.83%)
Cintas Corp.	9,500	1,197,380

Electrical Equipment (0.57%)
Acuity Brands, Inc.	4,000	813,120

Machinery (3.60%)
The Middleby Corp.(a)	22,388	2,720,366

See Notes to Schedule of Investments and Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2017	13

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2017 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Machinery (continued)
Proto Labs, Inc.(a)	3,058	$205,650
Snap‐on, Inc.	6,500	1,027,000
WABCO Holdings, Inc.(a)	9,500	1,211,345
		5,164,361
Professional Services (2.04%)
The Advisory Board Co.(a)	10,858	559,187
Equifax, Inc.	8,500	1,168,070
WageWorks, Inc.(a)	17,892	1,202,343
		2,929,600
Road & Rail (2.82%)
J.B. Hunt Transport Services, Inc.	28,420	2,597,020
Kansas City Southern	13,925	1,457,251
		4,054,271
Trading Companies & Distributors (0.90%)
H&E Equipment Services, Inc.	14,029	286,332
SiteOne Landscape Supply, Inc.(a)	19,419	1,010,953
		1,297,285
INFORMATION TECHNOLOGY (31.41%)
Communications Equipment (0.80%)
F5 Networks, Inc.(a)	9,000	1,143,540

Electronic Equipment, Instruments & Components (3.76%)
Cognex Corp.	15,000	1,273,500
Fabrinet(a)	27,500	1,173,150
IPG Photonics Corp.(a)	20,372	2,955,977
		5,402,627
Internet Software & Services (6.38%)
2U, Inc.(a)	10,283	482,478
Alphabet, Inc., Class C(a)	2,054	1,866,532
Facebook, Inc., Class A(a)	12,564	1,896,913
GTT Communications, Inc.(a)	34,008	1,076,353
Shutterstock, Inc.(a)	909	40,069
SPS Commerce, Inc.(a)	1,707	108,838
Stamps.com, Inc.(a)(b)	16,105	2,494,262
The Trade Desk, Inc., Class A(a)	24,028	1,204,043
		9,169,488
IT Services (7.14%)
Alliance Data Systems Corp.	5,761	1,478,791
Automatic Data Processing, Inc.	15,169	1,554,216
EPAM Systems, Inc.(a)	12,849	1,080,472
FleetCor Technologies, Inc.(a)	12,578	1,813,873

See Notes to Schedule of Investments and Financial Statements.

14	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2017 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
IT Services (continued)
Genpact Ltd.	45,000	$1,252,350
Jack Henry & Associates, Inc.	11,500	1,194,505
Visa, Inc., Class A	20,193	1,893,700
		10,267,907
Semiconductors & Semiconductor Equipment (2.19%)
Impinj, Inc.(a)(b)	1,827	88,884
MACOM Technology Solutions Holdings, Inc.(a)	32,291	1,800,869
Monolithic Power Systems, Inc.	13,000	1,253,200
		3,142,953
Software (10.73%)
Autodesk, Inc.(a)	13,842	1,395,550
Ebix, Inc.(b)	23,512	1,267,297
Everbridge, Inc.(a)	52,533	1,279,704
Globant SA(a)(b)	17,283	750,774
HubSpot, Inc.(a)	10,676	701,947
Manhattan Associates, Inc.(a)	15,000	720,900
Paylocity Holding Corp.(a)	35,801	1,617,489
RealPage, Inc.(a)	5,919	212,788
Red Hat, Inc.(a)	14,688	1,406,376
Salesforce.com, Inc.(a)	21,204	1,836,266
SAP SE(c)	13,558	1,419,116
Synopsys, Inc.(a)	18,000	1,312,740
The Ultimate Software Group, Inc.(a)	7,124	1,496,467
		15,417,414
Technology Hardware, Storage & Peripherals (0.41%)
Electronics For Imaging, Inc.(a)	12,069	571,829
Stratasys Ltd.(a)	722	16,830
		588,659
MATERIALS (2.98%)
Chemicals (2.12%)
Ecolab, Inc.	14,290	1,896,998
International Flavors & Fragrances, Inc.	8,500	1,147,500
		3,044,498
Containers & Packaging (0.86%)
Avery Dennison Corp.	14,000	1,237,180

REAL ESTATE (3.48%)
Equity Real Estate Investment Trusts (1.79%)
Camden Property Trust	12,000	1,026,120
Equinix, Inc.	3,595	1,542,830
		2,568,950

See Notes to Schedule of Investments and Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2017	15

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2017 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Real Estate Management & Development (1.69%)
FirstService Corp.	38,030	$2,433,160

TOTAL COMMON STOCKS
(COST OF $100,191,004)		139,471,534

SHORT TERM INVESTMENTS (8.25%)
MONEY MARKET FUND (2.83%)
State Street Institutional U.S. Government Money Market Fund, 0.88%(d)
(COST OF $4,073,279)	4,073,279	4,073,279

INVESTMENTS PURCHASED WITH COLLATERAL FROM
SECURITIES LOANED (5.42%)
State Street Navigator Securities Lending Government Money Market Portfolio, 1.02%
(COST OF $7,793,268)	7,793,268	7,793,268

TOTAL SHORT TERM INVESTMENTS
(COST OF $11,866,547)		11,866,547

TOTAL INVESTMENTS (105.32%)
(COST OF $112,057,551)(e)		151,338,081

LIABILITIES IN EXCESS OF OTHER ASSETS (‐5.32%)		(7,643,130)

NET ASSETS (100.00%)		$143,694,951

NET ASSET VALUE PER SHARE
(26,701,198 SHARES OUTSTANDING)		$5.38

See Notes to Schedule of Investments and Financial Statements.

16	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2017 (Unaudited)

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $7,829,040.
(c)	American Depositary Receipt.
(d)	Rate reflects seven-day effective yield on June 30, 2017.
(e)	Cost of investments for federal income tax purposes is $113,119,701.

Gross unrealized appreciation and depreciation at June 30, 2017 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$39,782,391
Gross unrealized depreciation	(1,564,011)
Net unrealized appreciation	$38,218,380

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2017	17

Liberty All-Star® Growth Fund	Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

ASSETS:
Investments at market value (Cost $112,057,551)	$151,338,081
Receivable for investment securities sold	1,099,928
Dividends and interest receivable	87,470
Tax reclaim receivable	5,436
Prepaid and other assets	16,297
TOTAL ASSETS	152,547,212

LIABILITIES:
Payable for investments purchased	875,248
Investment advisory fee payable	93,899
Payable for administration, pricing and bookkeeping fees	30,437
Payable for collateral upon return of securities loaned	7,793,268
Accrued expenses	59,409
TOTAL LIABILITIES	8,852,261
NET ASSETS	$143,694,951

NET ASSETS REPRESENTED BY:
Paid‐in capital	$97,725,038
Distributions in excess of net investment income	(5,522,191)
Accumulated net realized gain on investments	12,211,574
Net unrealized appreciation on investments	39,280,530
NET ASSETS	$143,694,951

Shares of common stock outstanding (authorized 60,000,000 shares at $0.10 Par)	26,701,198
NET ASSET VALUE PER SHARE	$5.38

See Notes to Financial Statements.

18	www.all-starfunds.com

Liberty All-Star® Growth Fund	Statement of Operations

For the Six Months Ended June 30, 2017 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $8,056)	$491,136
Securities lending income	143,720
TOTAL INVESTMENT INCOME	634,856

EXPENSES:
Investment advisory fee	536,588
Administration fee	134,209
Pricing and bookkeeping fees	38,078
Audit fee	15,737
Custodian fee	17,118
Directors' fees and expenses	30,201
Insurance expense	3,079
Legal fees	22,687
NYSE fee	12,401
Shareholder communication expenses	11,804
Transfer agent fees	30,457
Miscellaneous expenses	19,001
TOTAL EXPENSES	871,360
NET INVESTMENT LOSS	(236,504)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investments	4,953,263
Net change in unrealized appreciation on investments	16,101,569
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	21,054,832
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,818,328

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2017	19

Liberty All-Star® Growth Fund	Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2017 (Unaudited)	For the Year Ended December 31, 2016
FROM OPERATIONS:
Net investment loss	$(236,504)	$(406,176)
Net realized gain on investments	4,953,263	11,357,943
Net change in unrealized appreciation/(depreciation) on investments	16,101,569	(5,126,386)
Net Increase in Net Assets From Operations	20,818,328	5,825,381

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(5,285,687)	–
From net realized gains on investments	–	(9,317,746)
Total Distributions	(5,285,687)	(9,317,746)

CAPITAL SHARE TRANSACTIONS:
Dividend reinvestments	1,695,579	5,691,962
Net Increase in Net Assets	17,228,220	2,199,597

NET ASSETS:
Beginning of period	126,466,731	124,267,134
End of period (Includes distributions in excess of net investment income of $(5,522,191) and $0, respectively)	$143,694,951	$126,466,731

See Notes to Financial Statements.

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Page Intentionally Left Blank

Liberty All-Star® Growth Fund

Financial Highlights

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)
Net realized and unrealized gain on investments
Total from Investment Operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Net realized gain on investments
Tax return of capital
Total Distributions
Change due to tender offer(b)
Net asset value at end of period
Market price at end of period

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(c)
Based on net asset value
Based on market price

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)
Ratio of expenses to average net assets after waiver/reimbursement
Ratio of expenses to average net assets before waiver/reimbursement
Ratio of net investment loss to average net assets
Portfolio turnover rate

(a)	Calculated using average shares outstanding during the period.
(b)	Effect of Fund's tender offer for shares at a price below net asset value, net of costs.
(c)
Calculated assuming all distributions are reinvested at actual reinvestment prices. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period. Past performance is not a guarantee of future results.

(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

22	www.all-starfunds.com

Financial Highlights

For the Six Months Ended June 30, 2017 (Unaudited)		For the Year Ended December 31,
		2016	2015	2014	2013	2012

$4.80		$4.99	$5.69	$5.91	$4.54	$4.24

(0.01)		(0.02)	(0.03)	(0.04)	(0.04)	(0.03)
0.79		0.19	0.10	0.15	1.72	0.54
0.78		0.17	0.07	0.11	1.68	0.51

(0.20)		–	–	–	–	–
–		(0.36)	(0.77)	(0.33)	(0.31)	(0.22)
–		–	–	–	–	(0.05)
(0.20)		(0.36)	(0.77)	(0.33)	(0.31)	(0.27)
–		–	–	–	–	0.06
$5.38		$4.80	$4.99	$5.69	$5.91	$4.54
$4.92		$4.18	$4.58	$5.16	$5.62	$4.06

17.0	%(d)	4.8%	3.9%	2.4%	39.0%	14.3%
22.8	%(d)	(0.6%)	5.1%	(2.3%)	47.8%	13.8%

$144		$126	$124	$138	$140	$104
N/A		N/A	N/A	N/A	N/A	1.46%
1.30	%(e)	1.35%	1.30%	1.34%	1.34%	1.51%
(0.35	%)(e)	(0.34%)	(0.45%)	(0.77%)	(0.73%)	(0.61%)
20	%(d)	100%	58%	63%	45%	35%

Semi-Annual Report (Unaudited) | June 30, 2017	23

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2017 (Unaudited)

NOTE 1. ORGANIZATION

Liberty All‐Star® Growth Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, closed‐end management investment company.

Investment Goal
The Fund seeks long‐term capital appreciation.

Fund Shares
The Fund may issue 60,000,000 shares of common stock at $0.10 par.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Security Valuation
Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”) , which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over‐the‐counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio, a registered investment company under the 1940 Act, which operates as a money market fund in compliance with Rule 2a‐7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Directors (the "Board"). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the securities will be valued by the Fund’s Fair Valuation Committee, using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact the value of a security include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin‐offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, ALPS Advisors, Inc. (the “Advisor”), Sub‐Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of June 30, 2017, the Fund held no securities that were fair valued.

24	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2017 (Unaudited)

Security Transactions
Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex‐date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities
The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 20% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the Borrower or an affiliate of the Borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statement of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non‐cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re‐hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

Semi-Annual Report (Unaudited) | June 30, 2017	25

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2017 (Unaudited)

The following is a summary of the Fund's securities lending agreement and related cash and non‐cash collateral received as of June 30, 2017:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$7,829,040	$7,793,268	$226,688	$8,019,956

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of June 30, 2017:

Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$7,793,268	$–	$–	$–	$7,793,268
Total Borrowings					7,793,268
Gross amount of recognized liabilities for securities lending (collateral received)					$7,793,268

Fair Value Measurements
The Fund discloses the classification of its fair value measurements following a three‐tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open‐end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy. Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

26	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2017 (Unaudited)

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2017:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$139,471,534	$–	$–	$139,471,534
Short Term Investment	4,073,279	–	–	4,073,279
Investments Purchased with
Collateral from Securities Loaned	7,793,268	–	–	7,793,268
Total	$151,338,081	$–	$–	$151,338,081

*	See Schedule of Investments for industry classifications.

The Fund recognizes transfers between the levels as of the end of the period. For the six months ended June 30, 2017, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period.

Distributions to Shareholders
The Fund currently has a policy of paying distributions on its common shares totaling approximately 8% of its net asset value per year. The distributions are payable in four quarterly distributions of 2% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex‐date.

Semi-Annual Report (Unaudited) | June 30, 2017	27

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2017 (Unaudited)

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non‐taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

Classification of Distributions to Shareholders
Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year‐end. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year‐end; accordingly, tax basis balances have not been determined as of June 30, 2017.

The tax character of distributions paid during the year ended December 31, 2016 were as follows:

Distributions Paid From:	12/31/2016
Long‐term capital gains	9,317,746
Total	$9,317,746

Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. However, under the Fund’s distribution policy, such gains may be distributed to shareholders in the year the gains are realized. Any such gains distributed may be taxable to shareholders as ordinary income.

As of June 30, 2017, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments was as follows:

Cost of Investments	Gross unrealized Appreciation (excess of value over tax cost)	Gross unrealized Depreciation (excess of tax cost over value)	Net Unrealized Appreciation
$113,119,701	$39,782,391	$(1,564,011)	$38,218,380

The differences between book‐basis and tax‐basis are primarily due to deferral of losses from wash sales and the differing treatment of certain other investments.

28	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2017 (Unaudited)

Federal Income Tax Status
For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the six months ended June 30, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee
ALPS Advisors, Inc. (“AAI”) serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.80%
Over $300 million	0.72%

Investment Advisory Fees for the six months ended June 30, 2017 are reported on the Statement of Operations.

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.40%
Over $300 million	0.36%

Administration, Bookkeeping and Pricing Services
ALPS Fund Services, Inc. (“ALPS”) serves as the administrator to the Fund and the Fund has agreed to pay expenses incurred in connection with this service. Pursuant to an Administrative, Bookkeeping and Pricing Services Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration, Pricing and Bookkeeping fees paid by the Fund for the six months ended June 30, 2017 are disclosed in the Statement of Operations.

The Fund also reimburses ALPS for out‐of‐pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Semi-Annual Report (Unaudited) | June 30, 2017	29

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2017 (Unaudited)

Expense Limitation Agreement
Under the terms of the Expense Limitation Agreement between the Fund and AAI, AAI has agreed to waive certain fees they are entitled to receive from the Fund. Specifically, AAI has agreed to reimburse Fund expenses and/or waive a portion of the investment advisory and other fees that AAI is entitled to receive to the extent necessary that Total Annual Operating Expenses, after such expense reimbursement and/or fee waiver (excluding acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses), do not exceed 1.45% of net assets. The Expense Limitation Agreement was effective through and expired on July 31, 2016. Pursuant to the Expense Limitation Agreement, the Fund may reimburse AAI for any fee waivers and expense reimbursements made by AAI, provided that any such reimbursements made by the Fund to AAI will not cause the Fund’s annual expense ratio to exceed the expense limitation rate. AAI is entitled to collect on or make a claim for waived fees at a maximum of three years from the date of the Expense Limitation Agreement. For the period January 1, 2016 through July 31, 2016 there were no fee waivers and/or reimbursements and AAI collected no previously waived fees.

Fees Paid to Officers
All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Directors has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 5. PORTFOLIO INFORMATION

Purchases and Sales of Securities
For the six months ended June 30, 2017, the cost of purchases and proceeds from sales of securities, excluding short‐term obligations, were $25,966,690 and $31,226,465, respectively.

NOTE 6. CAPITAL TRANSACTIONS

During the six months ended June 30, 2017 and year ended December 31, 2016, distributions in the amounts of $1,695,579 and $5,691,962, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 364,692 and 1,411,801 shares, respectively.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested. Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices, subject to certain limitations as described more fully in the Plan. Distributions declared payable in shares are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

NOTE 7. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

30	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2017 (Unaudited)

NOTE 8. DIRECTORS FEES

As of June 30, 2017, there were six Directors, five of whom are not “interested persons” of the Fund within the meaning of that term under the 1940 Act (each, an “Independent Director”). The Independent Chairman of the Board receives a quarterly retainer of $8,250; the Independent Audit Committee Chairman receives a quarterly retainer of $5,750; the Nominating and Governance Committee (“Nominating Committee”) Chairman receives a quarterly retainer of $5,000; and all other Independent Directors receive a quarterly retainer of $4,500. Each Independent Director also receives a meeting fee of $4,500 for attendance in person at a regular scheduled meeting or a special meeting; $4,500 for attendance by telephone at a regular meeting; and $1,000 for attendance by telephone for a special meeting. Each Audit Committee member receives $4,500 for attendance at an in person Audit Committee meeting and $1,000 for attendance at a telephonic Audit Committee meeting. Each Nominating Committee member receives $1,000 for attendance at an in person or telephonic Nominating Committee meeting. If an Audit Committee or Nominating Committee meeting is held in conjunction with a regular or special board meeting, the Directors are only compensated for the regular or special board meeting. Independent Directors are also reimbursed for all reasonable out‐of‐pocket expenses relating to attendance at meetings. Directors’ fees are allocated between the Fund and the Liberty All‐Star® Equity Fund. One‐third of the Directors’ fees are equally shared and the remaining two‐thirds are allocated based on each Fund’s proportionate share of total net assets. Directors’ fees and expenses accrued by the Fund for the six months ended June 30, 2017 are reported on the Statement of Operations.

NOTE 9. OTHER MATTERS

Maryland Statutes
By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two‐thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one‐tenth but less than one‐third, one‐third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes.

Semi-Annual Report (Unaudited) | June 30, 2017	31

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2017 (Unaudited)

NOTE 10. SHAREHOLDER MEETING RESULTS

On June 16, 2017, a Special Meeting of the Shareholders of the Fund was held to approve a new Portfolio Management Agreement with Weatherbie Capital, LLC (“Weatherbie”). On March 30, 2017, the record date for the meeting, the Fund had outstanding 26,520,364 shares of common stock. The votes cast at the meeting were as follows:

Proposal – To approve a new Portfolio Management Agreement with Weatherbie:

For	Against/Withheld	Abstain
13,624,066.484	216,865.656	356,094.224

32	www.all-starfunds.com

Liberty All-Star® Growth Fund	Board of Consideration of the New Portfolio Management Agreement

June 30, 2017 (Unaudited)

The Investment Company Act of 1940 requires that the Board of Directors (“Board”) of the Liberty All‐Star Growth Fund, Inc. (“Growth Fund”), including all of the Directors who are not “interested persons” of the Growth Fund (“Independent Directors”), consider on an initial basis and annually thereafter, at an in‐person meeting called for such purpose, whether to approve the Growth Fund’s investment advisory and portfolio management agreements. The 1940 act also requires approval of such agreements in the event of any change of control. Approval of a new contract was required as a result of the sale of Weatherbie Capital LLC (“Weatherbie”) to Alger Associates, Inc.

At its meeting on March 23, 2017, the Fund’s Board, including all of the Independent Directors, approved a new agreement among the Growth Fund, ALPS Advisors, Inc., and Weatherbie, an independent investment management firm. Before approving the new agreement, the Directors considered management’s recommendations as to the approval of the new agreement. As part of the Board’s approval process, legal counsel to the Independent Directors requested certain information from Weatherbie, and the Directors received reports from Weatherbie and AAI that addressed specific factors to be considered by the Board. The Board’s counsel also provided the Directors with a memorandum regarding their responsibilities in connection with the approval of the new agreement.

The Board did not consider any single factor or particular information most relevant to its consideration to approve the new agreement and each Director may have afforded different weight to the various factors. In voting to approve the new agreement, the Board considered the overall fairness of the new agreement and the factors it deemed relevant with respect to the Fund including, but not limited to: (1) the nature, extent and quality of the services to be provided to the Fund under the new agreement; (2) Weatherbie’s investment performance; (3) the fees to be paid by the Fund and the fees charged by Weatherbie to other clients, as applicable; (4) whether fee rate levels reflect economies of scale for the benefit of investors; (5) the costs of the services provided and profits to be realized by Weatherbie from its relationship with the Fund; and (6) any other benefits to be derived by Weatherbie as a result of its relationship with the Fund. The Board took into consideration information provided at the March 23, 2017, and February 16, 2017, meetings, as well as information provided at previous Board meetings.

Nature, Extent and Quality of Services
The Board considered information regarding Weatherbie’s investment philosophy and investment style and the services to be provided by Weatherbie. In addition, the Board reviewed information regarding Weatherbie’s financial condition and the background and experience of the personnel who would be responsible for managing the small cap growth equity allocation of the Fund’s portfolio pursuant to Weatherbie’s U.S. Small Cap Growth Equity strategy. The Board also considered information regarding Weatherbie’s compliance program and compliance record. The Board concluded that the nature, extent and quality of the services to be provided by Weatherbie were consistent with the terms of the new agreement and that the Fund was likely to benefit from services provided by Weatherbie under the new agreement.

Investment Performance
Among other information the Board received information regarding the Fund’s return on an absolute and a relative basis, based on NAV and market price for various periods. With respect to the Fund, the Board received information which indicated that, based on NAV, the Fund underperformed the Lipper Multi‐Cap Growth Mutual Fund Average (“Lipper Average”) for the three‐year and five‐year periods but outperformed for the year‐to‐date, one‐year and ten‐year periods. In addition, the Fund underperformed the average of the Russell Top 200 Growth, Russell Midcap Growth and Russell 2000 Growth indices for the three‐year, five‐year and ten‐year periods but outperformed the average for the year‐to‐date and one‐year periods.

Semi-Annual Report (Unaudited) | June 30, 2017	33

Liberty All-Star® Growth Fund	Board of Consideration of the New Portfolio Management Agreement

June 30, 2017 (Unaudited)

With respect to Weatherbie, the Board took into consideration how Weatherbie’s style fit with the styles of the other Portfolio Managers. The Board also took into consideration that Weatherbie’s composite performance was near the median on a three year basis, in the first quartile on a ten‐year basis, and in the second quartile on a one‐year, five‐year and since inception basis. In addition, the performance for Weatherbie’s Fund sleeve for year‐to‐date and for one year periods were in the top quartile.

Fees and Expenses
In evaluating the new agreement, the Board reviewed the proposed fee rate for services to be performed by Weatherbie on behalf of the Fund. The Board considered that the fee rate under the new agreement is the same as the fee rate paid to Weatherbie under the Prior Agreement and Interim Agreement. The Board further noted that the fee schedule for the new agreement has breakpoints at which the fee rate declines as Fund assets allocated to Weatherbie increase above a certain threshold. The Board concluded that the fees payable to Weatherbie under the new agreement were reasonable in relation to the nature and quality of the services expected to be provided, taking into account the fee rates that Weatherbie charges to other clients.

Economies of Scale
The Board considered Weatherbie’s representation that Weatherbie does not anticipate experiencing economies of scale in connection with the services that it provides to the Fund. The Board took into consideration that there may be economies of scale in the future in the event that the Fund’s assets increase.

Costs of Services
The Board considered that the fee under the new agreement would be paid to Weatherbie by AAI, not the Fund, and noted the arm’s‐length nature of the relationship between AAI and Weatherbie with respect to the negotiation of the fee rate on behalf of the Fund. Accordingly, the Board determined that AAI’s costs and profitability in providing services to the Fund were generally more relevant to the Board’s evaluation of the fees and expenses paid by the Fund than Weatherbie’s costs and profitability. The Board also noted that it had considered AAI’s costs and profitability in connection with its review of the Fund’s Management Agreement in September 2016.

Other Benefits to be derived by Weatherbie
The Board considered the potential “fall‐out” benefits (including the receipt of research from unaffiliated brokers) that Weatherbie might receive in connection with its association with the Fund. Based on the foregoing information, the Board concluded that the potential benefits accruing to Weatherbie by virtue of its relationship with the Fund, if any, appear to be fair and reasonable.

Based on its evaluation, the Board unanimously concluded that the terms of the new agreement were reasonable and fair and that the approval of the new agreement was in the best interests of the Fund and its stockholders. The Board unanimously voted to approve and recommend to the stockholders of the Fund that they approve the new agreement.

34	www.all-starfunds.com

Liberty All-Star® Growth Fund	Description of Lipper Benchmark and Market Indices

(Unaudited)

Dow Jones Industrial Average
A price‐weighted measure of 30 U.S. blue‐chip companies.

Lipper Multi‐Cap Growth Mutual Fund Average
The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi‐Cap growth funds typically have above‐average characteristics compared to the S&P SuperComposite 1500® Index.

NASDAQ Composite Index
Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index
Measures the performance of those Russell 3000® companies with higher price‐to‐book‐ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell Top 200® Growth Index
Measures the performance of those Russell Top 200® companies with higher price‐to‐book ratios and higher forecasted growth values. The Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index (Largecap)
Measures the performance of those Russell 1000® companies with higher price‐to‐book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell Midcap® Growth Index
Measures the performance of those Russell Midcap® companies with higher price‐to‐book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell 2000® Growth Index (Smallcap)
Measures the performance of those Russell 2000® companies with higher price‐to‐book ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell Growth Benchmark
The average of the Russell Top 200®, Midcap® and 2000® Growth Indices.

S&P 500® Index
A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

Semi-Annual Report (Unaudited) | June 30, 2017	35

Page Intentionally Left Blank

ALL STAR®
GROWTH FUND

ASG
LISTED
NYSE

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 Seventeenth Street, Suite 3600
Denver, Colorado 80202

CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 30170
College Station, Texas 77842-3170
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

DIRECTORS
John A. Benning*
Thomas W. Brock*, Chairman
Edmund J. Burke
George R. Gaspari*
Dr. John J. Neuhauser*
Richard C. Rantzow*

OFFICERS
William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Edmund J. Burke, Vice President
Kimberly R. Storms, Treasurer
Andrew P. Meloni, Assistant Treasurer
Sareena Khwaja-Dixon, Secretary
Erin D. Nelson, Chief Compliance Officer

* Member of the Audit Committee

A description of the Fund's proxy voting policies and procedures is available (i) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000803 8/31/18

Secondary market support provided to the Fund by ALPS Fund Services, Inc.’s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

Item 2.  Code of Ethics.

Not applicable to this report.

Item 3.  Audit Committee Financial Expert.

Not Applicable to this report.

Item 4.  Principal Accountant Fees and Services.

Not Applicable to this report.

Item 5.  Audit Committee of Listed Registrants.

Not Applicable to this report.

Item 6.  Schedule.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable to registrant.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this report.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not Applicable to semi-annual report.

(b)	Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended June 30, 2017, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

 Item 11.  Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable to this report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. President (Principal Executive Officer)

Date:	August 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. President (Principal Executive Officer)

Date:	August 31, 2017

By:	/s/ Kimberly R. Storms
Kimberly R. Storms Treasurer (Principal Financial Officer)

Date:	August 31, 2017